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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     JANUARY 15, 1998 (JANUARY 14, 1998)



                            SUIZA FOODS CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   DELAWARE                      1-2755                           75-2559681
---------------         ------------------------             -------------------
(STATE OR OTHER         (COMMISSION FILE NUMBER)                (IRS EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION)


                      3811 TURTLE CREEK BLVD., SUITE 1300
                              DALLAS, TEXAS 75219
              ----------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (214) 528-0939



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ITEM 5.  OTHER EVENTS.

         (a) On January 14, 1998, Suiza Foods Corporation ("Suiza") and Continental Can Company, Inc. ("Can") signed a definitive agreement to merge (the "Merger"). The press release, dated January 15, 1998, announcing the signing is filed herewith as Exhibit 99.1.

         (b) On January 15, 1998 Suiza and Can will hold an investor and analyst meeting relating to the Merger. Filed herewith as Exhibit 99.2 are the presentation materials to be used at the meeting (the "Presentation Materials").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits

         99.1    Press Release dated January 15, 1998, relating to the
                 Merger.

         99.2 Presentation Materials to be used at an investor and analyst meeting relating to the Merger.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  January 15, 1998                   SUIZA FOODS CORPORATION



                                                By: /s/ Tracy L. Noll
                                                   -----------------------------
                                                    Tracy L. Noll
                                                    Vice President and Chief
                                                    Financial Officer



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                               INDEX TO EXHIBITS

Exhibit
Number                            Description
------                            -----------
99.1         Press Release dated January 15, 1998, relating to the Merger.

99.2 Presentation Materials to be used at an investor and analyst meeting relating to the Merger.